POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512

811-02513

811-04536

811-05906

811-08582

I hereby ratify and confirm on this 4th day of April, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Richard T. Mason Richard T. Mason, President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512

811-02513

811-04536

811-05906

811-08582

I hereby ratify and confirm on this 7th day of February, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Bridget M. Healy Bridget M. Healy, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512

811-02513

811-04536

811-05906

811-08582

I hereby ratify and confirm on this 30th day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert G. Leary Robert G. Leary, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512

811-02513

811-04536

811-05906

811-08582

I hereby ratify and confirm on this 23rd day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Thomas J. McInerney Thomas J. McInerney, Director and Chairman

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512

811-02513

811-04536

811-05906

811-08582

I hereby ratify and confirm on this 23 day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Kathleen A. Murphy Kathleen A. Murphy, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512

811-02513

811-04536

811-05906

811-08582

I hereby ratify and confirm on this 23 day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson Steven T. Pierson, Senior Vice President and Chief Accounting Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512

811-02513

811-04536

811-05906

811-08582

I hereby ratify and confirm on this 22nd day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Catherine H. Smith Catherine H. Smith, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A.
Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75980	033-76004	333-27337	333-129091	333-133157
033-61897	033-75988	033-76018	333-56297	333-130822	333-133158
033-64277	033-75992	033-79122	333-72079	333-130825	333-134760
033-75248	033-75996	033-81216	333-105479	333-130826	333-141040
033-75962	033-75998	333-01107	333-109622	333-130827
033-75974	033-76002	333-09515	333-109860	333-130833

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512

811-02513

811-04536

811-05906

811-08582

I hereby ratify and confirm on this 28th day of January, 2008, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ David A. Wheat David A. Wheat, Director, Executive Vice President and Chief Financial Officer